EXHIBIT 99.1

GRASSROOTS HYDROPONICS, INC

TABLE OF CONTENTS
DECEMBER 31, 2019 AND 2018

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders
of Grassroots Hydroponics, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of Grassroots Hydroponics, Inc. (the “Company”), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of income, changes in shareholders’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grassroots Hydroponics, Inc. as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Costa Mesa, CA

February 2, 2021

Marcum LLP | 600 Anton Boulevard | Suite 1600 | Costa Mesa, California 92626 | Phone 949.236.5600 | Fax 949.236.5601 | www.marcumllp.com

GRASSROOTS HYDROPNICS, INC BALANCE SHEETS AS OF DECEMBER 31,	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$1,938,003	$1,271,365
Inventory	2,140,625	2,567,486
Prepaid expenses and other current assets	96,621	98,175
Total current assets	4,175,249	3,937,026
Property and equipment, net	277,407	314,337
Other assets	14,830	14,830
Total assets	$4,467,486	$4,266,193
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$72,622	$198,317
Accrued expenses and other current liabilities	154,582	93,075
Total current liabilities	227,204	291,392
Commitments and contingencies (Note 5)
Shareholders’ equity: Common stock, $0.01 par value; 100 shares authorized, issued and outstanding	1	1
Retained earnings	4,240,281	3,974,800
Total shareholders’ equity	4,240,282	3,974,801
Total liabilities and shareholders’ equity	$4,467,486	$4,266,193

See accompanying notes to financial statements.

GRASSROOTS HYDROPNICS, INC STATEMENTS OF INCOME, YEAR ENDED DECEMBER 31, FOR THE YEARS ENDED DECEMBER 31,	2019	2018

Net sales	$13,134,753	$10,822,411
Cost of goods sold	10,479,154	8,102,471
Gross profit	2,655,599	2,719,940
Operating expenses:
Selling, general and administrative	1,815,641	1,778,387
Depreciation of property and equipment	53,658	46,970
Total operating expenses	1,869,299	1,825,357
Income from operations	786,300	894,583
Other (income) expenses:
Interest income	(876)	(716)
Other expense	133	791
Total other income, net	(743)	75
Income before state income taxes	787,043	894,508
State income taxes	11,274	5,545
Net income	$775,769	$888,963

See accompanying notes to financial statements.

GRASSROOTS HYDROPONICS, INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Common Stock		Retained
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018	Shares	Amount	Earnings	Total
Balance as of December 31, 2017	100	$1	$3,271,176	$3,271,177
Distributions to shareholders	—	—	(185,339)	(185,339)
Net income	—	—	888,963	888,963
Balance as of December 31, 2018	100	1	3,974,800	3,974,801
Contributions from shareholders	—	—	132,483	132,483
Distributions to shareholders	—	—	(642,771)	(642,771)
Net income	—	—	775,769	775,769
Balance as of December 31, 2019	100	$1	$4,240,281	$4,240,282

See accompanying notes to financial statements.

GRASSROOTS HYDROPONICS, INC. STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31,	2019	2018
Cash flows from operating activities:
Net income	$775,769	$888,963
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	53,658	46,970
Change in operating assets and liabilities
Inventories	426,861	(237,379)
Prepaid expenses and other current assets	1,554	(51,787)
Accounts payable	(125,695)	37,510
Accrued expenses and other current liabilities	61,507	(54,306)
Net cash provided by operating activities	1,193,654	629,971

Cash flows from investing activities:
Purchases of property and equipment	(16,728)	(72,349)
Cash used in investing activities	(16,728)	(72,349)

Cash flows from financing activities:
Contributions from shareholders	132,483	—
Distributions to shareholders	(642,771)	(185,339)
Net cash used in financing activities	(510,288)	(185,339)

Net change in cash and cash equivalents	666,638	372,283
Cash and cash equivalents, beginning of year	1,271,365	899,082
Cash and cash equivalents, end of year	$1,938,003	$1,271,365

Supplemental disclosures of cash flow information:
Cash paid during the year for:
State income taxes	$10,863	$4,805

See accompanying notes to financial statements.

GRASSROOTS HYDROPONICS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

1.	ORGANIZATION

Nature of Business Grassroots Hydroponics, Inc. (the “Company”), is a California-based S- corporation formed on December 30, 2012. The Company has three retail locations in Southern California, which sell hydroponic equipment and supplies.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company maintains its accounting records under the accrual method of accounting in conformity with US GAAP, where revenues and expenses are recorded as earned and incurred, respectively.

Use of Estimates The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities, certain disclosures at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates affecting the financial statements have been prepared on the basis of the most current and best available information. However, actual results from the resolution of such estimates and assumptions may vary from those used in the preparation of the financial statements.

Cash and Cash Equivalents The Company considers all short-term, highly liquid, unrestricted investments with original maturities of three months or less, to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2019 and 2018.

Inventories The Company records its inventory at the lower of cost or net realizable value using the first-in first-out cost flow assumption. At each balance sheet date, the Company evaluates its ending inventory for excess quantities and obsolescence. This evaluation includes an analysis of sales levels by product type. Among other factors, the Company considers current product configurations, historical and forecasted demand, market conditions, and product life cycles when determining the net realizable value of the inventory. Provisions are made to reduce excess or obsolete inventory to their estimated net realizable values. Once established, write-downs are considered permanent adjustments to the cost basis of the excess or obsolete inventory. No inventory reserve was established by the Company as of December 31, 2019 and 2018.

Financial Instruments and Concentrations of Business and Credit Risk Financial instruments that potentially subject the Company to concentrations of business and credit risks consist of cash and cash equivalents and accounts payable.

The Company maintains cash balances that can, at times, exceed amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in these accounts and believes it is not exposed to any significant credit risk in this area.

The Company’s accounts payable can expose the Company to business risks such as supplier concentrations, which the Company mitigates by attempting to diversify its supply chain. Supplier concentrations for the years ended December 31, 2019 and 2018 consisted of two suppliers that accounted for $6,636,541 and $6,249,116, respectively, or 67.6% and 71.4%, respectively, of total purchases.

GRASSROOTS HYDROPONICS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Property and Equipment Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization expense is calculated using the straight-line method over the estimated useful lives of the related assets, ranging from 5 to 10 years. Leasehold improvements are amortized on a straight-line basis over the shorter of their lease term or the estimated useful life of the leased asset.

Betterments, renewals, and extraordinary repairs that materially extend the useful life of the asset are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation and amortization applicable to assets retired are removed from the accounts and the gain or loss on disposition, if any, is recognized in the statements of income.

Impairment of Long-Lived Assets In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 360, Property, Plant, and Equipment, long-lived assets such as property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized on long-lived assets when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of the assets. In such cases, the carrying value of these assets are adjusted to their estimated fair value and assets held for sale are adjusted to their estimated fair value less estimated selling expenses. No impairment losses of long-lived assets were recognized for the years ended December 31, 2019 and 2018.

Revenue Recognition In accordance with FASB ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”), the Company recognizes revenue at a point in time, when the goods are provided to the consumer at the retail location in exchange for cash consideration. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these products, using the five-step method required by ASC 606:

Step 1: Identification of the customer contracts

Step 2: Identification of the performance obligations in the contracts Step 3: Determination of the transaction price

Step 4: Allocation of the transaction price to each of the performance obligations in the contracts Step 5: Recognition of revenue when, or as, each of the identified performance obligations is satisfied.

The Company elected to early adopt this standard on January 1, 2018 with no material impact to its financial position or results of operations, using the retrospective method.

For the Company, the contract is established when the consumer submits payment at its retail locations, which is done simultaneously upon the transfer of the product to the consumer.

Performance obligations in a contract are determined based on each individual order and the respective quantities of each product transferred to the consumer, with revenue being recognized at a point in time when obligations under the terms of the agreement are satisfied. This generally occurs with the transfer of control when the product is purchased by the consumer, which provides immediate benefit to the consumer.

Any taxes collected on behalf of government authorities are excluded from net sales. There is no variable consideration between the Company and the consumer. The Company does not receive noncash consideration for the sale of goods nor does the Company grant payment financing terms greater than one year.

GRASSROOTS HYDROPONICS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The Company has determined that it has one reportable segment based on how the shareholders manage the business and in a manner consistent with the Company’s internal reporting. Management consistently analyzes product sales based on the following major geographical locations:

For the years ended December 31,	2019	2018
Anza, CA	$5,552,920	$4,421,790
Lake Elsinore, CA	4,690,407	3,851,565
Murrieta, CA	2,891,426	2,549,056
Net sales	$13,134,753	$10,822,411

Shipping and Handling Costs Shipping and handling costs associated with the selection and delivery of products to customers are included in cost of goods sold, and amounted to $10,038 and $22,114 for the year ended December 31, 2019 and 2018. Shipping and handling costs billed to customers are included in net sales.

Advertising Advertising costs are expensed as incurred and amounted to $18,058 and $40,335 for the years ended December 31, 2019 and 2018, respectively, and are included in selling, general and administrative expenses on the accompanying statements of income for the years ended December 31, 2019 and 2018.

Income Taxes The Company is a California corporation and has elected to be treated as a S- corporation for federal income tax purposes. Pursuant to these elections, the taxable income or loss of the Company is included in the tax return of the shareholders and is not subjected to federal income taxes. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to examination by U.S. federal tax authorities for returns filed for the prior three years and by state tax authorities for returns filed for the prior four years.

The Company follows the provisions for uncertain tax positions as addressed in FASB ASC Subtopic 740-10, Income Taxes. As of December 31, 2019 and 2018, the Company had no liabilities for unrecognized tax benefits, or tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties, and their related accruals, were recognized as of and for the years ended December 31, 2019 and 2018.

Recently Issued Accounting Pronouncements In February 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-02, Leases. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability, measured on a discounted basis, on the balance sheets for all leases with terms greater than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statements of income. A modified retrospective transition approach is required for capital and operating leases existing at the date of adoption, with certain practical expedients available. In June 2020, the FASB issued ASU 2020-05, Leases (Topic 842): Effective Date for Certain Entities (“ASU 2020-05”). The amendments of ASU 2020-05 defer the effective date of ASU 2016-02 for certain entities by one year. Private companies should apply the guidance in ASU 2016- 02 to annual reporting periods beginning after December 15, 2021. The Company is currently in the process of evaluating the potential impact of this new accounting guidance, which is effective for the Company beginning on January 1, 2022, although early adoption is permitted.

GRASSROOTS HYDROPONICS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

In June 2016, the FASB issued ASU 2016-13 Topic 326, Financial Instruments - Credit Losses (“ASU 2016-13”), which in conjunction with subsequent amendments issued by FASB amends the FASB’s guidance on the impairment of financial instruments. The ASU adds to US GAAP an impairment model (known as the “current expected credit loss model”) that is based on expected losses rather than incurred losses. For private companies, ASU 2016-13 is effective for annual reporting periods beginning after December 15, 2021. In November 2019, the FASB issued ASU 2019-10, Financial Instruments – Credit Losses (Topic 326): Effective Date for Certain Entities (“ASU 2019-10”). The amendments of ASU 2019-10 defer the effective date of ASU 2016-13 for certain entities by one year. Private companies should apply the guidance in ASU 2016-13 to annual reporting periods beginning after December 15, 2022. Early adoption is permitted. The Company is currently in the process of evaluating the potential impact of this new accounting guidance, which is effective for the Company beginning on January 1, 2023, although early adoption is permitted.

3.	INVENTORIES

As of December 31, 2019 and 2018, inventories consisted of finished goods. The Company believes all inventories on hand are sellable at a normal gross profit margin, and accordingly, did not record an inventory reserve.

4.	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

As of December 31:	2019	2018
Leasehold improvements	$284,431	$276,906
Vehicles	129,141	129,141
Machinery and equipment	65,783	65,783
Furniture and equipment	46,803	37,600
	526,158	509,430
Less: accumulated depreciation and amortization	(248,751)	(195,093)
Property and equipment, net	$277,407	$314,337

Depreciation and amortization expense related to property and equipment amounted to $53,658 and$46,970 for the years ended December 31, 2019 and 2018, respectively.

5.	COMMITMENTS AND CONTINGENCIES

Operating Leases The Company is obligated under non-cancellable operating leases with third parties and a related party (see note 7) for its facilities that expire on various dates through March 2041. For the years ended December 31, 2019 and 2018, rent expense amounted to $409,715 and $392,782, respectively, and is included in selling, general and administrative expenses on the accompanying statements of income.

GRASSROOTS HYDROPONICS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Future minimum lease payments under the non-cancellable operating leases are as follows:

Years Ending December 31:	Related Party	Third Parties	Total
2020	$258,600	$195,834	$454,434
2021	258,600	167,484	426,084
2022	258,600	13,957	272,557
2023	258,600	—	258,600
2024	258,600	—	258,600
Thereafter	4,202,250	—	4,202,250
Totals	$5,495,250	$377,275	$5,872,525

Litigation The Company is subject to certain legal proceedings and claims that arise in the normal course of business. The Company does not believe that the amount of liability, if any, as a result of these proceedings and claims will have a materially adverse effect on the Company’s financial position, results of operations, and cash flows.

6.	SHAREHOLDERS’ EQUITY

As of December 31, 2019 and 2018, the Company is authorized to issue 100 shares of common stock at a par value of $0.01 per share, with 100 shares issued and outstanding. Each shareholder of common stock shall be entitled to one vote for each matter submitted to a vote of shareholders, with dividends distributed pro rata.

7.	RELATED PARTY TRANSACTIONS

The Company leases its Murrieta, CA facility from an affiliate under common ownership (see note 5). Additionally, the Company purchases inventory from an affiliate under common ownership. Inventory purchases from the affiliate amounted to $22,106 and $155,945 for the year ended December 31, 2019 and 2018, respectively.

8.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events that have occurred from January 1, 2020 through February 2, 2021, the independent auditors’ report date, which is the date that the financial statements were available to be issued, and determined that there were no subsequent events or transactions that required recognition or disclosure in the financial statements, except for the following.

Acquisition by GrowGeneration Corporation Pursuant to the Asset Purchase Agreement, GrowGeneration California Corporation (“Buyer”) acquired the net assets of the Company effective December 2, 2020 (the “Acquisition” or “Closing”). As consideration for the Acquisition, the Buyer provisionally agreed to pay $7,450,000 in cash, 50% of the actual cost of the Company’s Obsolete Inventory, as defined, and $1,750,000 in common stock issuances of the Buyer at Closing.

GRASSROOTS HYDROPONICS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Effects of the COVID-19 Outbreak Subsequent to December 31, 2019, there was a global outbreak of a new strain of coronavirus, COVID-19. The global and domestic response to the COVID-19 outbreak continues to rapidly evolve. To date, certain responses to the COVID-19 outbreak have included mandates from federal, state and/or local authorities to mitigate the spread of the virus, which have adversely impacted global commercial activity and have contributed to significant volatility in financial markets. The COVID-19 outbreak and associated responses could result in a material impact to the Company’s future results of operations, cash flows and financial condition; however, at this time the extent to which COVID-19 may impact the Company’s financial condition or results of operations is uncertain.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act provides numerous tax provisions and other stimulus measures, including temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, temporary suspension of certain payment requirements for the employer portion of Social Security taxes, the creation of certain refundable employee retention credits, and technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property. The provisions of the CARES Act will be applicable to the Company in fiscal year 2020 and therefore, the Company has not yet recorded the estimated impact to the financial statements that may result from the CARES Act.

On April 7, 2020, the Company was granted a SBA loan from Chase Bank in the aggregate amount of $177,030, pursuant to the PPP under Division A, Title I of the CARES Act. The loan, which was in the form of a note, matures on April 7, 2022 and bears interest at a rate of 1.0% per annum. The note may be prepaid at any time prior to maturity with no prepayment penalties. Under the terms of the PPP, certain amounts of the loan may be forgiven if they are used for qualifying expenses and if the Company maintains its payroll levels. Funds from the loan may only be used for qualifying expenses which include payroll, benefits, rent, utilities, and interest on other debt obligations. The Company intends to use the entire loan amount for qualifying expenses.